UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 9, 2004

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                                 iPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                   62-1847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
              (Registrant's telephone number, including area code)


                                       N/A
              (Name or former address if changed since last report)

Item 5. Other Events.

     On July 9, 2004, John Harrison, a member of the Board of Directors of iPayment, Inc. (the "Company"), resigned from the Board of Directors. Mr. Harrison's resignation was for personal reasons and was not a result of any disagreement with the Company relating to its operations, policies or practices. The Board does not currently intend to appoint a replacement. Mr. Harrison was a member of the Company's Audit Committee and Corporate Governance Committee. The Board of Directors has appointed David Vandewater to the Audit Committee and Donald J. McLemore to the Corporate Governance Committee.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 iPAYMENT, INC.

                                 By: /s/ Clay Whitson
                                     ----------------------------------------
                                     Name: Clay Whitson
                                     Title: Director, Chief Financial Officer
                                     and Treasurer

Dated:  July 15, 2004

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